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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 18, 2004


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)




            Delaware                       0-692                46-0172280
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

        125 South Dakota Avenue                                 57104
       Sioux Falls, South Dakota                             (Zip Code)
(Address of principal executive offices)

                                 (605) 978-2908
              (Registrant's telephone number, including area code)








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Item 5.        Other Events and Regulation FD Disclosure

On June 18, 2004, NorthWestern Corporation (the "Company") issued a press release announcing that the Company and Local Union No.44 of the International Brotherhood of Electrical Workers, AFL-CIO, had reached a tentative four-year collective bargaining agreement and that the tentative agreement will immediately go out for a ratification vote with a "do pass" recommendation by the Local No.44 IBEW negotiating committee. The ratification vote is expected to be completed by June 30, 2004. The press release is attached hereto as Exhibit 99.1.

Item 7.            Financial Statements and Exhibits

EXHIBIT NO.        DESCRIPTION OF DOCUMENT
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99.1*              Press Release of NorthWestern Corporation dated June 18, 2004

* filed herewith







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NorthWestern Corporation


                                    By:     /s/ Eric Jacobsen
                                            ----------------------------
                                            Eric Jacobsen
                                            Senior Vice President, General
                                            Counsel and Chief Legal Officer


Date:  June 18, 2004








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                                Index to Exhibits
                                -----------------

EXHIBIT NO.        DESCRIPTION OF DOCUMENT
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99.1*              Press Release of NorthWestern Corporation dated June 18, 2004

* filed herewith